UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2007
Date of Report - (Date of earliest event reported)

PARAMOUNT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-51518	20-2938469
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 7th Avenue, 48th Floor
New York, NY 10019
(Address of principal executive offices) (Zip Code)

(212) 554-4300
(Registrant’s telephone number)

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On May 4, 2007, Paramount Acquisition Corp. (“Paramount”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”), on which Paramount reported that its independent registered public accountants had declined to stand for re-election.  The Company hereby amends the Initial Report in order to clarify certain disclosure as required by Item 4.01 of Form 8-K.

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)           On May 1, 2007, Marcum & Kliegman LLP (“M&K”) declined to stand for re-election as the independent registered public accountant of Paramount.

From  June 1, 2005 (date of inception) through December 31, 2005, for the year ended December 31, 2006, and the subsequent interim period through May 1, 2007, there have been no disagreements between Paramount and M&K on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused it to make a reference to the subject matter of the disagreements in connection with such reports.

The report of M&K on the financial statements for the year ended December 31, 2006 contained an opinion that raised a substantial doubt about Paramount’s ability to continue as a going concern because Paramount’s certificate of incorporation provides for mandatory liquidation of Paramount in the event that Paramount does not consummate a business combination prior to April 27, 2007 or October 27, 2007 if certain extension criteria have been satisfied.  Except as set forth in the immediately preceding sentence, M&K’s reports on the financial statements for the years ended December 31, 2006 and from June 1, 2005 (Inception) to December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during such periods.

Paramount’s Board of Directors has been advised of M&K’s decision to decline to stand for re-election.

The Company has requested that M&K furnish Paramount with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of such letter dated May 1, 2007 is filed as Exhibit 16.1 to this Form 8-K.

(b)           On May 2, 2007, Paramount engaged KGS LLP to replace M&K as its independent registered public accountant.  During the two most recent fiscal years and subsequent interim period before such engagement date, Paramount did not consult KGS LLP regarding any of the matters or events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

16.1         Letter from Marcum & Kliegman LLP, dated May 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT ACQUISITION CORP.

	By:	/s/ J. JAY LOBELL
Name: J. Jay Lobell
Title: Chief Executive Officer

Dated: May 15, 2007

Exhibit Index

Exhibit
No.
16.1	Letter from Marcum & Kliegman LLP, dated May 15, 2007